                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PC QUOTE, INC.
300 SOUTH WACKER DRIVE
CHICAGO, ILLINOIS 60606
THE UNDERSIGNED HEREBY APPOINTS LOUIS J. MORGAN AND DARLENE E. CZAJA AS PROXIES, EACH WITH THE POWER TO APPOINT A SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE COMMON STOCK OF PC QUOTE, INC. HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 19, 1997 AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 16, 1997 OR ANY ADJOURNMENT THEREOF.

(1)        ELECTION OF DIRECTORS
           / /        FOR all nominees listed below (except as marked to    / /
                      the contrary below)

(1)
           WITHHOLD AUTHORITY to vote for all nominees listed
           below.

    Louis J. Morgan, Jim R. Porter, Ronald Langley, John R. Hart, Timothy K.
                                   Krauskopf
  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

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
(2)        The Amendment to the Company's Certificate of Incorporation
           / / FOR       / / AGAINST       / / ABSTAIN
(3)        The Amendment to the Company's Combined Incentive and Non-Statutory Stock
           Option Plan
           / / FOR       / / AGAINST       / / ABSTAIN

(2)

(3)


                  (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)
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
(4)        The Ratification of KPMG Peat Marwick as Independent Auditors of the
           Company for the year ending December 31, 1997
           / / FOR       / / AGAINST       / / ABSTAIN
(5)        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(4)
(5)


THIS PROXY WHEN PROPERLY ENDORSED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.
PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. FOR JOINT ACCOUNTS, ALL TENANTS SHOULD SIGN. IF SIGNING FOR AN ESTATE, TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY, TITLE OR CAPACITY SHOULD BE STATED.
                                              DATED: ____________________ , 1997
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                  Signature if held jointly

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                  PROMPTLY USING THE ENCLOSED RETURN ENVELOPE